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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): August 30, 2001


                                  CWABS, INC.
          ----------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                        333-38686            95-4596514
----------------------------            ----------          ---------------
(State or Other Jurisdiction           (Commission          (I.R.S. Employer
       of Incorporation)               File Number)         Identification No.)


       4500 Park Granada
     Calabasas, California                                        91302
----------------------------                                ---------------
    (Address of Principal                                      (Zip Code)
    Executive Offices)


       Registrant's telephone number, including area code (818) 225-3237
                                                          ----- --------


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Item 5.  Other Events.
         ------------

         Filing of Certain Materials
         ---------------------------

         In connection with the issuance by CWABS, Inc. Asset-Backed Certificates, Series 2001-3 (the "Certificates"), CWABS, Inc. is filing herewith an opinion of counsel relating to the characterization of the Certificates for federal income tax purposes. The opinion is annexed hereto as
Exhibit 8.1

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.
         ------------------------

         (a)    Not applicable.

         (b)    Not applicable.

         (c)    Exhibits:

                     8.1 Opinion of Sidley Austin Brown & Wood LLP re: Tax Matters.














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*   Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated August 7, 2001 and prospectus supplement dated August 7, 2001, of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2001-3.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CWABS, INC.



                                            By:/s/ Josh Adler
                                               -------------------------
                                                   Josh Adler
                                                   Vice President



         Dated:  August 30, 2001


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         Exhibit Index


         Exhibit                                                      Page
         -------                                                      ----

         8.1     Opinion of Sidley Austin Brown & Wood LLP
                 re:  Tax Matters                                      5